SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 16, 2001



                       MORGAN STANLEY DEAN WITTER & CO.
            (Exact name of Registrant as specified in its Charter)

                                   Delaware
                           (State of Incorporation)

        1-11758                                         36-3145972
(Commission File Number)                          (IRS Employer Id. Number)


             1585 Broadway                                10036
          New York, New York                           (Zip Code)
(Address of principal executive offices)

                                (212) 761-4000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events

         On July 16, 2001, Standard & Poor's announced that it had revised the rating outlook for Morgan Stanley Dean Witter & Co. and for two other major institutional securities firms to "negative" from "stable" citing higher industry risk against a backdrop of a weaker operating environment.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       MORGAN STANLEY DEAN WITTER & CO.


                                       By: /s/ Martin Cohen
                                           ----------------------------------
                                           Name:   Martin Cohen
                                           Title:  Assistant Secretary



Date:  July 17, 2001